UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2009 (March 30, 2009)

QNECTIVE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50494	57-1094726
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Thurgauerstrasse 54, CH-8050, Zurich, Switzerland
(Address of principal executive offices)

Registrant’s telephone number, including area code +41-44-307-5020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 1, 2009 Qnective, Inc. (the “Company”) issued a press release concerning the appointment of Jose Collazo and Paul Barry to its Advisory Board (the “Release”). The Release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Exhibits.

Press Release of Qnective, Inc. dated April 1, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2009	QNECTIVE, INC.

	By:	/s/ Oswald Ortiz
Oswald Ortiz
Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of Qnective, Inc., dated April 1, 2009.